SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                 November 30, 1998



Commission  Registrant, State of Incorporation,             I.R.S. Employer
File Number Address and Telephone Number                    Identification No.
----------------------------------------                    ------------------

1-6047          GPU, Inc.                                       13-5516989
                (a Pennsylvania corporation)
                300 Madison Avenue
                Morristown, New Jersey 07962-1911
                Telephone (973) 455-8200

ITEM 5.     OTHER EVENTS.
            -------------

      On November 30, 1998, GPU announced that the Securities and Exchange Commission had authorized GPU's previously announced Shareholder Rights Plan (the "Plan") under the Public Utility Holding Company Act of 1935. Under the Plan, GPU will distribute to shareholders of record as of December 14, 1998 a dividend of one right for each outstanding common share. A copy of GPU's news release is annexed as an exhibit. A description and terms of the Rights are set forth in the Rights Agreement dated as of August 18, 1998 which is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            ---------------------------------------------------------
            EXHIBITS.


            (c)   Exhibits:
            1.          GPU News Release dated November 30, 1998.
            2. Rights Agreement dated as of August 18, 1998 between GPU, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent - incorporated by reference to Exhibit 1, Registration Statement on Form 8-A (SEC File No. 001-06047).

                                    SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANTS HAVE DULY CAUSED THIS REPORT TO BE SIGNED ON THEIR BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                              GPU, INC.


                              By:   /s/ T. G. Howson
                                ----------------------------------
                                    T. G. Howson, Vice President
                                  and Treasurer


Date:   December 10, 1998